UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-06711
Morgan Stanley Special Growth Fund
(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036
(Address of principal executive offices) (Zip code)
Arthur Lev
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: February 29, 2012
Date of reporting period: August 31, 2011

Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Special Growth Fund performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the six months ended August 31, 2011

Total Return for the 6 months ended August 31, 2011

				Russell	Lipper
				2000®	Small-Cap
				Growth	Growth
Class A	Class B	Class C	Class I	Index[1]	Funds Index[2]
–8.56%	–8.88%	–8.90%	–8.46%	–9.39%	–9.55%

The performance of the Fund’s four share classes varies because each has different expenses. The Fund’s total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

During the six-month period, Japan’s earthquake and tsunami, political uprisings throughout the Middle East and North Africa, intensifying concerns about the European debt crisis, legislative delays in raising the U.S.’s debt ceiling, and the downgrade of the U.S.’s credit rating by Standard & Poor’s (one of the three major bond rating agencies) weighed on the stock market, leading to negative returns for the period overall. Additionally, the economic backdrop was anemic in the U.S. and began decelerating in Japan, Europe and the emerging markets. In this environment, investors tended to gravitate toward bonds (for their relative safety) over stocks, further contributing to volatility in stock prices.

Performance Analysis

All share classes of Morgan Stanley Special Growth Fund outperformed the Russell 2000® Growth Index (the “Index”) and the Lipper Small-Cap Growth Funds Index for the six months ended August 31, 2011, assuming no deduction of applicable sales charges.

The top contributors to the Fund’s outperformance versus the Index were the technology and utilities sectors. In the technology sector, a number of holdings in the computer services, software and systems industry performed well during the period. Also advantageous was the Fund’s underweight in the sector, which helped minimize exposure to the broad sector’s decline during the period. Gains in the utilities sector came from a holding in a global infrastructure stock.

However, lagging performance in the consumer discretionary sector dampened relative results. The specialty retail, diversified retail and leisure time industries were among the Fund’s main detractors within the sector. Stock selection in the financial services sector was another area of relative weakness, primarily due to holdings in the diversified financial services and property-casualty insurance industries.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS as of 08/31/11
Brookfield Infrastructure Partners LP (Canada)	6.0%
Lynas Corp. Ltd. (Australia)	4.8
Advisory Board Co. (The)	3.8
Techne Corp.	3.7
Twitter, Inc. Series E	3.7
Solera Holdings, Inc.	3.5
athenahealth, Inc.	3.4
Rockwood Holdings, Inc.	3.0
CoStar Group, Inc.	2.7
MSCI, Inc. Class A	2.4

TOP FIVE INDUSTRIES as of 08/31/11
Computer Services, Software & Systems	13.3%
Commercial Services	10.4
Utilities: Electrical	6.0
Metals & Minerals: Diversified	4.8
Chemicals: Diversified	4.7

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings and top five industries are as a percentage of net assets. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 65 percent of its assets in a diversified portfolio of common stocks and other equity securities of small companies with market capitalizations, at the time of purchase, within the capitalization range of securities comprising the Russell 2000® Growth Index (approximately $12 million to $5.7 billion as of May 31, 2011). The Fund’s “Investment Adviser,” Morgan Stanley Investment Management Inc., generally seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Investment Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Fund may also use derivative instruments as discussed in the Fund’s prospectus. These derivative instruments will be counted toward the 65 percent policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC’s web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC’s web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary (unaudited)

Average Annual Total Returns — Period Ended August 31, 2011

	Class A Shares	*	Class B Shares	**	Class C Shares	†	Class I Shares	††
	(since 07/28/97)		(since 08/02/93)		(since 07/28/97)		(since 07/28/97)
Symbol	SMPAX		SMPBX		SMPCX		SMPDX
1 Year	24.00%[3]		23.15%[3]		23.12%[3]		24.33%[3]
	17.51	[4]	18.15	[4]	22.12	[4]	—

5 Years	3.74	[3]	2.97	[3]	2.97	[3]	3.98	[3]
	2.62	[4]	2.61	[4]	2.97	[4]	—

10 Years	1.46	[3]	0.85	[3]	0.73	[3]	1.70	[3]
	0.92	[4]	0.85	[4]	0.73	[4]	—

Since Inception	2.55	[3]	5.06	[3]	1.79	[3]	2.78	[3]
	2.16	[4]	5.06	[4]	1.79	[4]	—

Gross Expense Ratio	2.04%		2.79%		2.78%		1.79%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses. See the Fund’s current prospectus for complete details on fees and sales charges. Expenses are as of each Fund’s fiscal year end as outlined in the Fund’s current prospectus.

*	The maximum front-end sales charge for Class A is 5.25%.

**	The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005).

†	The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††	Class I has no sales charge.

(1)	The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that Index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)	The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper Small-Cap Growth Funds classification as of the date of this report.

(3)	Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)	Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund’s current prospectus for complete details on fees and sales charges.

Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 03/01/11 – 08/31/11.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period@
			03/01/11 –
	03/01/11	08/31/11	08/31/11
Class A
Actual (–8.56% return)	$1,000.00	$914.40	$11.55
Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.07	$12.14
Class B
Actual (–8.88% return)	$1,000.00	$911.20	$15.13
Hypothetical (5% annual return before expenses)	$1,000.00	$1,009.30	$15.91
Class C
Actual (–8.90% return)	$1,000.00	$911.00	$15.13
Hypothetical (5% annual return before expenses)	$1,000.00	$1,009.30	$15.91
Class I
Actual (–8.46% return)	$1,000.00	$915.40	$10.35
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.33	$10.89

@	Expenses are equal to the Fund’s annualized expense ratios of 2.40%, 3.15%, 3.15% and 2.15% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2010, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund’s performance was better than its peer group average for the three- and five-year periods but below its peer group average for the one-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that the Fund’s management fee and total expense ratio were higher than its peer group average. After discussion, the Board concluded that the Fund’s management fee and total expense ratio were acceptable given the quality and nature of services provided. The Board also concluded that the Fund’s performance was competitive with its peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which includes breakpoints. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser’s costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Special Growth Fund
Portfolio of Investments - August 31, 2011 (unaudited)

NUMBER OF
SHARES		VALUE
	Common Stocks (92.7%)
	Asset Management & Custodian (2.3%)
19,717	CETIP SA – Balcao Organizado de Ativos e Derivativos (Brazil)	$308,407
15,956	Greenhill & Co., Inc.	566,917

		875,324

	Banks: Diversified (1.4%)
24,166	Financial Engines, Inc. (a)	538,418

	Biotechnology (0.9%)
59,883	Abcam PLC (United Kingdom)	357,726

	Casinos & Gambling (2.4%)
15,203	Lakes Entertainment, Inc. (a)	36,943
24,000	Universal Entertainment Corp. (Japan)	865,091

		902,034

	Cement (2.1%)
22,076	Eagle Materials, Inc.	435,339
10,219	Texas Industries, Inc.	363,898

		799,237

	Chemicals: Diversified (4.7%)
19,053	Intrepid Potash, Inc. (a)	651,994
22,347	Rockwood Holdings, Inc. (a)	1,139,697

		1,791,691

	Commercial Services (10.4%)
23,029	Advisory Board Co. (The) (a)	1,431,943
23,669	Corporate Executive Board Co. (The)	779,184
19,779	CoStar Group, Inc. (a)	1,012,289
10,845	MercadoLibre, Inc. (Brazil)	730,736

		3,954,152

	Computer Services, Software & Systems (9.6%)
21,168	Cornerstone OnDemand, Inc. (a)	328,527
25,949	MakeMyTrip Ltd. (India) (a)	493,031
26,740	NetSuite, Inc. (a)	859,691
10,417	OpenTable, Inc. (a)	635,333
22,927	Solera Holdings, Inc.	1,344,669

		3,661,251

	Computer Technology (3.0%)
34,855	Bankrate, Inc. (a)	580,336
16,862	Youku.com, Inc. ADR (China) (a)	422,730
3,904	Zillow, Inc. (a)	145,151

		1,148,217

	Consumer Electronics (1.1%)
5,200	Sohu.com, Inc. (China) (a)	425,100

	Diversified Retail (4.4%)
22,153	Blue Nile, Inc. (a)	860,201
17,736	Citi Trends, Inc. (a)	206,802
11,312	Shutterfly, Inc. (a)	607,002

		1,674,005

	Electronic Components (1.5%)
40,748	Cogent Communications Group, Inc. (a)	577,807

	Entertainment (2.3%)
21,360	Vail Resorts, Inc.	863,585

	Financial Data & Systems (2.4%)
26,502	MSCI, Inc. Class A (a)	916,174

	Foods (1.9%)
19,183	Country Style Cooking Restaurant Chain Co. Ltd. ADR (China) (a)	291,006
211,194	Ocado Group PLC (United Kingdom) (a)	418,597

		709,603

	Health Care Facilities (0.1%)
17,115	LCA-Vision, Inc. (a)	48,435

See Notes to Financial Statements

Morgan Stanley Special Growth Fund
Portfolio of Investments - August 31, 2011 (unaudited) continued

NUMBER OF
SHARES		VALUE
	Health Care Management Services (2.1%)
30,582	HMS Holdings Corp. (a)	$802,166

	Health Care Services (3.4%)
22,040	athenahealth, Inc. (a)	1,278,320

	Home Building (1.3%)
106,592	Brookfield Incorporacoes SA (Brazil)	468,713
5,716	Brookfield Incorporacoes SA Receipts (Brazil) (a)	25,494

		494,207

	Insurance: Multi-Line (2.3%)
32,118	Greenlight Capital Re Ltd. Class A (a)	720,407
6,453	Pico Holdings, Inc. (a)	151,774

		872,181

	Medical & Dental Instruments & Supplies (3.7%)
19,350	Techne Corp.	1,402,294

	Medical Services (0.5%)
7,351	Accretive Health, Inc. (a)	197,301

	Metals & Minerals: Diversified (4.8%)
951,863	Lynas Corp. Ltd. (Australia) (a)	1,841,665

	Oil: Crude Producers (2.4%)
31,119	Brigham Exploration Co. (a)	905,563

	Pharmaceuticals (3.4%)
14,059	Gen-Probe, Inc. (a)	843,118
36,325	Ironwood Pharmaceuticals, Inc. (a)	462,781

		1,305,899

	Printing and Copying Services (0.9%)
12,137	VistaPrint N.V. (a)	357,192

	Publishing (1.9%)
11,982	Morningstar, Inc.	714,846

	Real Estate Investment Trusts (REIT) (0.2%)
2,892	Consolidated-Tomoka Land Co.	81,149

	Restaurants (4.5%)
7,301	BJ’s Restaurants, Inc. (a)	337,087
23,662	Dunkin’ Brands Group, Inc. (a)	623,257
24,369	PF Chang’s China Bistro, Inc.	734,482

		1,694,826

	Scientific Instruments: Pollution Control (1.3%)
30,896	Covanta Holding Corp.	507,312

	Semiconductors & Components (1.3%)
34,937	Tessera Technologies, Inc. (a)	491,913

	Technology: Miscellaneous (1.1%)
14,497	iRobot Corp. (a)	403,306

	Telecommunications Equipment (0.7%)
20,920	Pandora Media, Inc. (a)	276,144

	Textiles Apparel & Shoes (0.4%)
7,430	Francesca’s Holdings Corp. (a)	170,370

	Utilities: Electrical (6.0%)
178,449	AET&D Holdings No 1 Ltd. (Australia) (a)(b)(c)	0
86,325	Brookfield Infrastructure Partners LP (Canada)	2,288,476

		2,288,476

	Total Common Stocks (Cost $33,562,941)	35,327,889

	Convertible Preferred Stock (3.7%)
	Computer Services, Software & Systems
86,556	Twitter, Inc. Series E (Cost $230,562) (a)(b)(d)	1,392,686

See Notes to Financial Statements

Morgan Stanley Special Growth Fund
Portfolio of Investments - August 31, 2011 (unaudited) continued

NUMBER OF
SHARES		VALUE
	Preferred Stock (0.3%)
	Technology: Miscellaneous
51,797	Ning, Inc. Series D (Cost $370,348) (a)(b)(d)	$134,879

NUMBER OF
SHARES (000)

	Short-Term Investment (3.8%)
	Investment Company
1,433	Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class (See Note 5) (Cost $1,433,256)	$1,433,256

Total Investments (Cost $35,597,107) (e)	100.5%	38,288,710
Liabilities in Excess of Other Assets	(0.5)	(186,211)

Net Assets	100.0%	$38,102,499

ADR	American Depositary Receipt.
(a)	Non-income producing security.
(b)	At August 31, 2011, the Fund held fair valued securities valued at $1,527,565, representing 4.0% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees.
(c)	Non-voting shares.
(d)	Illiquid security. Resale is restricted to qualified institutional investors.
(e)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $8,193,616 and the aggregate gross unrealized depreciation is $5,502,013 resulting in net unrealized appreciation of $2,691,603.

Summary of Investments

		PERCENT OF
		TOTAL
INDUSTRY	VALUE	INVESTMENTS
Computer Services, Software & Systems	$5,053,937	13.2%
Commercial Services	3,954,152	10.3
Utilities: Electrical	2,288,476	6.0
Metals & Minerals: Diversified	1,841,665	4.8
Chemicals: Diversified	1,791,691	4.7
Restaurants	1,694,826	4.4
Diversified Retail	1,674,005	4.4
Investment Company	1,433,256	3.7
Medical & Dental Instruments & Supplies	1,402,294	3.7
Pharmaceuticals	1,305,899	3.4
Health Care Services	1,278,320	3.3
Computer Technology	1,148,217	3.0
Financial Data & Systems	916,174	2.4
Oil: Crude Producers	905,563	2.4
Casinos & Gambling	902,034	2.4
Asset Management & Custodian	875,324	2.3
Insurance: Multi-Line	872,181	2.3
Entertainment	863,585	2.3
Health Care Management Services	802,166	2.1
Cement	799,237	2.1
Publishing	714,846	1.9
Foods	709,603	1.9
Electronic Components	577,807	1.5
Banks: Diversified	538,418	1.4
Technology: Miscellaneous	538,185	1.4
Scientific Instruments: Pollution Control	507,312	1.3
Home Building	494,207	1.3
Semiconductors & Components	491,913	1.3
Consumer Electronics	425,100	1.1
Biotechnology	357,726	0.9
Printing and Copying Services	357,192	0.9
Telecommunications Equipment	276,144	0.7
Medical Services	197,301	0.5
Textiles Apparel & Shoes	170,370	0.4
Real Estate Investment Trusts (REIT)	81,149	0.2
Health Care Facilities	48,435	0.1

	$38,288,710	100.0%

See Notes to Financial Statements

Morgan Stanley Special Growth Fund
Financial Statements

Statement of Assets and Liabilities
August 31, 2011 (unaudited)

Assets:
Investments in securities, at value (cost $34,163,851)	$36,855,454
Investment in affiliate, at value (cost $1,433,256 )	1,433,256

Total investments in securities, at value (cost $35,597,107)	38,288,710
Receivable for:
Dividends	37,526
Shares of beneficial interest sold	1,609
Dividends from affiliate	129
Prepaid expenses and other assets	36,089

Total Assets	38,364,063

Liabilities:
Payable for:
Transfer agent fee	52,228
Investment advisory fee	30,961
Shares of beneficial interest redeemed	30,047
Distribution fee	11,453
Administration fee	2,692
Accrued expenses and other payables	134,183

Total Liabilities	261,564

Net Assets	$38,102,499

Composition of Net Assets:
Paid-in-capital	$39,738,161
Net unrealized appreciation	2,691,603
Accumulated net investment loss	(1,620,192)
Accumulated net realized loss	(2,707,073)

Net Assets	$38,102,499

Class A Shares:
Net Assets	$33,536,058
Shares Outstanding (unlimited shares authorized, $.01 par value)	1,491,638
Net Asset Value Per Share	$22.48

Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$23.73

Class B Shares:
Net Assets	$2,604,428
Shares Outstanding (unlimited shares authorized, $.01 par value)	128,002
Net Asset Value Per Share	$20.35

Class C Shares:
Net Assets	$1,904,594
Shares Outstanding (unlimited shares authorized, $.01 par value)	93,832
Net Asset Value Per Share	$20.30

Class I Shares:
Net Assets	$57,419
Shares Outstanding (unlimited shares authorized, $.01 par value)	2,477
Net Asset Value Per Share	$23.18

See Notes to Financial Statements

Morgan Stanley Special Growth Fund
Financial Statements continued

Statement of Operations
For the six months ended August 31, 2011 (unaudited)

Net Investment Loss:
Income
Dividends (net of $875 foreign withholding tax)	$151,859
Dividends from affiliate (Note 5)	839

Total Income	152,698

Expenses
Investment advisory fee (Note 3)	198,858
Distribution fee (Class A shares) (Note 4)	46,774
Distribution fee (Class B shares) (Note 4)	16,808
Distribution fee (Class C shares) (Note 4)	10,901
Merger expense	100,621
Transfer agent fees and expenses	66,725
Professional fees	38,118
Registration fees	19,455
Administration fee (Note 3)	17,292
Shareholder reports and notices	12,336
Custodian fees	4,969
Trustees’ fees and expenses	749
Other	5,985

Total Expenses	539,591
Less: rebate from Morgan Stanley affiliated cash sweep (Note 5)	(576)

Net Expenses	539,015

Net Investment Loss	(386,317)

Realized and Unrealized Gain (Loss):
Realized Gain on:
Investments	617,942
Foreign currency translation	263

Net Realized Gain	618,205

Net Change in Unrealized Appreciation/Depreciation	(3,898,171)

Net Loss	(3,279,966)

Net Decrease	$(3,666,283)

See Notes to Financial Statements

Morgan Stanley Special Growth Fund
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	AUGUST 31, 2011	FEBRUARY 28, 2011
	(unaudited)

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(386,317)	$(421,883)
Net realized gain (loss)	618,205	(174,448)
Net change in unrealized appreciation/depreciation	(3,898,171)	13,533,699

Net Increase (Decrease)	(3,666,283)	12,937,368

Dividends to Shareholders from Net Investment Income:
Class A shares	(1,008,647)	—
Class B shares	(66,398)	—
Class C shares	(46,704)	—
Class I shares	(10,606)	—

Total Dividends	(1,132,355)	—

Net decrease from transactions in shares of beneficial interest	(2,792,168)	(9,262,460)

Net Increase (Decrease)	(7,590,806)	3,674,908
Net Assets:
Beginning of period	45,693,305	42,018,397

End of Period (Including accumulated net investment loss of $(1,620,192) and $(101,520), respectively)	$38,102,499	$45,693,305

See Notes to Financial Statements

Morgan Stanley Special Growth Fund
Notes to Financial Statements - August 31, 2011 (unaudited)

1. Organization and Accounting Policies
Morgan Stanley Special Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund was organized as a Massachusetts business trust on March 11, 1992 and commenced operations on August 2, 1993. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The Fund will assess a 2% redemption fee, on Class A shares, Class B shares, Class C shares, and Class I shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included on the Statements of Changes in Net Assets.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) An equity portfolio security listed or traded on the New York Stock Exchange (“NYSE”) or American Stock Exchange or other domestic exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the “Adviser”), determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees. Occasionally, developments affecting the closing prices of securities and

Morgan Stanley Special Growth Fund
Notes to Financial Statements - August 31, 2011 (unaudited) continued

other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund’s Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund’s Trustees; (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency exchange contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on foreign currency exchange contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held.

E. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund

Morgan Stanley Special Growth Fund
Notes to Financial Statements - August 31, 2011 (unaudited) continued

recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “other expenses” in the Statement of Operations. Each of the tax years in the four-year period ended February 28, 2011 remains subject to examination by taxing authorities.

F. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

H. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
2. Fair Valuation Measurements
Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

Morgan Stanley Special Growth Fund
Notes to Financial Statements - August 31, 2011 (unaudited) continued

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used as of August 31, 2011 in valuing the Fund’s investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT AUGUST 31, 2011 USING
		UNADJUSTED	OTHER
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKETS FOR	OBSERVABLE	UNOBSERVABLE
		IDENTICAL INVESTMENTS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)

Assets:
Common Stocks
Asset Management & Custodian	$875,324	$875,324	—	—
Banks: Diversified	538,418	538,418	—	—
Biotechnology	357,726	357,726	—	—
Casinos & Gambling	902,034	902,034	—	—
Cement	799,237	799,237	—	—
Chemicals: Diversified	1,791,691	1,791,691	—	—
Commercial Services	3,954,152	3,954,152	—	—
Computer Services, Software & Systems	3,661,251	3,661,251	—	—
Computer Technology	1,148,217	1,148,217	—	—
Consumer Electronics	425,100	425,100	—	—
Diversified Retail	1,674,005	1,674,005	—	—
Electronic Components	577,807	577,807	—	—
Entertainment	863,585	863,585	—	—
Financial Data & Systems	916,174	916,174	—	—
Foods	709,603	709,603	—	—
Health Care Facilities	48,435	48,435	—	—
Health Care Management Services	802,166	802,166	—	—
Health Care Services	1,278,320	1,278,320	—	—
Home Building	494,207	494,207	—	—
Insurance: Multi-Line	872,181	872,181	—	—
Medical & Dental Instruments & Supplies	1,402,294	1,402,294	—	—
Medical Services	197,301	197,301	—	—

Morgan Stanley Special Growth Fund
Notes to Financial Statements - August 31, 2011 (unaudited) continued

		FAIR VALUE MEASUREMENTS AT AUGUST 31, 2011 USING
		UNADJUSTED	OTHER
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKETS FOR	OBSERVABLE	UNOBSERVABLE
		IDENTICAL INVESTMENTS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)

Metals & Minerals: Diversified	$1,841,665	$1,841,665	—	—
Oil: Crude Producers	905,563	905,563	—	—
Pharmaceuticals	1,305,899	1,305,899	—	—
Printing and Copying Services	357,192	357,192	—	—
Publishing	714,846	714,846	—	—
Real Estate Investment Trusts (REIT)	81,149	81,149	—	—
Restaurants	1,694,826	1,694,826	—	—
Scientific Instruments: Pollution Control	507,312	507,312	—	—
Semiconductors & Components	491,913	491,913	—	—
Technology: Miscellaneous	403,306	403,306	—	—
Telecommunications Equipment	276,144	276,144	—	—
Textiles Apparel & Shoes	170,370	170,370	—	—
Utilities: Electrical	2,288,476	2,288,476	—	$ 0

Total Common Stocks	35,327,889	35,327,889	—	—

Convertible Preferred Stock	1,392,686	—	—	1,392,686
Preferred Stock	134,879	—	—	134,879
Short-Term Investment - Investment Company	1,433,256	1,433,256	—	—

Total Assets	$38,288,710	$36,761,145	—	$1,527,565

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of August 31, 2011, securities with a total value of $2,706,756 transferred from Level 2 to Level 1. At February 28, 2011, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Morgan Stanley Special Growth Fund
Notes to Financial Statements - August 31, 2011 (unaudited) continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

		CONVERTIBLE
	COMMON	PREFERRED	PREFERRED
	STOCK	STOCK	STOCK
Beginning Balance	$0	$660,786	$655,894
Purchases	—	—	—
Sales	—	—	(254,234)
Amortization of discount	—	—	—
Transfers in	—	—	—
Transfers out	—	—	—
Change in unrealized appreciation/depreciation	—	731,900	(194,990)
Realized gains (losses)	—	—	(71,791)

Ending Balance	$0	$1,392,686	$134,879

Net change in unrealized appreciation/depreciation from investments still held as of August 31, 2011	$—	$731,900	$(166,579)

3. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.92% to the portion of the daily net assets not exceeding $1 billion; 0.85% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.80% to the portion of the daily net assets exceeding $1.5 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund’s daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.
4. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the “Distributor”), an affiliate of the Adviser and Administrator. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.00% of the average daily net assets of Class B shares; and (iii) Class C — up to 1.00% of the average daily net assets of Class C shares.

Morgan Stanley Special Growth Fund
Notes to Financial Statements - August 31, 2011 (unaudited) continued

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $22,748,371 at August 31, 2011.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.00% of the average daily net assets of Class A shares or Class C shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Smith Barney Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the six months ended August 31, 2011, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.00%, respectively.

The Distributor has informed the Fund that for the six months ended August 31, 2011, it received contingent deferred sales charges from certain redemptions of the Fund’s Class B shares of $328 and received $1,205 in front-end sales charges from sales of the Fund’s Class A shares. The respective shareholders pay such charges, which are not an expense of the Fund.
5. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended August 31, 2011 aggregated $5,923,112 and $10,467,787, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds Money Market Portfolio (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended August 31, 2011, advisory fees paid were reduced by $576 relating to the Fund’s investment in the Liquidity Funds.

A summary of the Fund’s transactions in shares of the Liquidity Funds during the six months ended August 31, 2011 is as follows:

VALUE	PURCHASES	SALES	DIVIDEND	VALUE
FEBRUARY 28, 2011	AT COST	PROCEEDS	INCOME	AUGUST 31, 2011
$1,121,404	$7,089,793	$6,777,941	$839	$1,433,256

Morgan Stanley Special Growth Fund
Notes to Financial Statements - August 31, 2011 (unaudited) continued

For the six months ended August 31, 2011, the Fund incurred brokerage commissions of $59 with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

For the six months ended August 31, 2011, the Fund incurred brokerage commissions of $264 with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed to be affiliates of the Adviser, Administrator, and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Services Company Inc., an affiliate of the Adviser and Distributor, is the Fund’s transfer agent.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.
6. Expense Offset
The Fund has entered into an arrangement with State Street (“Custodian”), whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. If applicable, these custodian credits are shown as “expense offset” in the Statement of Operations.
7. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of February 28, 2011, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales, mark-to-market of passive foreign investment companies (“PFICs”) and tax adjustments on a partnership investment held by the Fund.

Morgan Stanley Special Growth Fund
Notes to Financial Statements - August 31, 2011 (unaudited) continued

8. Shares of Beneficial Interest+++
Transactions in shares of beneficial interest were as follows:

	FOR THE SIX		FOR THE YEAR
	MONTHS ENDED		ENDED
	AUGUST 31, 2011		FEBRUARY 28, 2011
	(unaudited)
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	11,239	$276,748	70,939	$1,449,381
Conversion from Class B	27,702	673,938	36,666	816,316
Reinvestment of dividends	41,548	980,528	—	—
Redeemed	(136,128)	(3,327,158)	(369,892)	(7,925,266)

Net decrease – Class A	(55,639)	(1,395,944)	(262,287)	(5,659,569)

CLASS B SHARES
Sold	1,081	24,077	3,139	59,465
Conversion to Class A	(30,650)	(673,938)	(40,553)	(816,316)
Reinvestment of dividends	2,905	62,142	—	—
Redeemed	(11,850)	(260,111)	(110,660)	(2,033,282)

Net decrease – Class B	(38,514)	(847,830)	(148,074)	(2,790,133)

CLASS C SHARES
Sold	398	8,063	418	7,798
Reinvestment of dividends	2,141	45,678	—	—
Redeemed	(13,755)	(314,363)	(41,475)	(781,962)

Net decrease – Class C	(11,216)	(260,622)	(41,057)	(774,164)

CLASS I SHARES
Sold	403	10,824	973	21,808
Reinvestment of dividends	436	10,599	—	—
Redeemed	(12,366)	(309,195)	(2,748)	(60,402)

Net decrease – Class I	(11,527)	(287,772)	(1,775)	(38,594)

Net decrease in Fund	(116,896)	$(2,792,168)	(453,193)	$(9,262,460)

+++	On August 25, 2005, the Fund suspended the offering of its shares to new investors with certain exceptions.
9. Accounting Pronouncement
In May 2011, FASB issued Accounting Standards Update (“ASU”) 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards. At this time, the Fund’s management is evaluating the implications of ASU 2011-04.

Morgan Stanley Special Growth Fund
Notes to Financial Statements - August 31, 2011 (unaudited) continued

10. Fund Merger
At a meeting held June 7, 2011, the Board of Trustees of the Fund approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Institutional Fund, Inc., on behalf of its series Small Company Growth Portfolio (“Small Company Growth”), pursuant to which substantially all of the assets of the Fund would be combined with those of Small Company Growth and shareholders of the Fund would become shareholders of Small Company Growth, receiving shares of Small Company Growth equal to the value of their holdings in the Fund (“the Reorganization”). Each shareholder of the Fund would receive the Class of shares of Small Company Growth that corresponds to the Class of shares of the Fund currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders scheduled to be held on October 27, 2011. The Fund is closed for purchases by new investors as of the close of business on June 9, 2011.

Morgan Stanley Special Growth Fund
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED FEBRUARY 28,
	AUGUST 31, 2011		2011		2010		2009		2008(1)		2007
	(unaudited)
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$25.29		$18.72		$11.32		$19.91		$22.12		$21.21

Income (loss) from investment operations:
Net investment loss(2)	(0.21)		(0.18)		(0.25)		(0.19)		(0.23)		(0.29)
Net realized and unrealized gain (loss)	(1.92)		6.75		7.65		(8.40)		(1.98)		1.20

Total income (loss) from investment operations	(2.13)		6.57		7.40		(8.59)		(2.21)		0.91

Less dividends from net investment income	(0.68)		—		—		—		—		—

Net asset value, end of period	$22.48		$25.29		$18.72		$11.32		$19.91		$22.12

Total Return(3)	(8.56)	%(8)	35.10%		65.37%		(43.14)%		(9.99)%		4.29%
Ratios to Average Net Assets(4):
Total expenses	2.40	%(5)(9)	2.04	%(5)	2.21	%(5)	2.02	%(5)	1.79	%(5)	1.77	%(6)
Net investment loss	(1.69)	%(5)(9)	(0.87	)%(5)	(1.50	)%(5)	(1.11	)%(5)	(1.01	)%(5)	(1.37)	%(6)
Rebate from Morgan Stanley affiliate	0.00	%(7)(9)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	—
Supplemental Data:
Net assets, end of period, in thousands	$33,536		$39,136		$33,880		$22,729		$43,992		$55,358
Portfolio turnover rate	14	%(8)	24%		29%		25%		54%		56%

(1)	For the year ended February 29.
(2)	The per share amounts were computed using an average number of shares outstanding during the period.
(3)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(4)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(5)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(6)	If the Fund had borne all of its expenses that were waived by the Adviser and Administrator, the annualized expense and net investment loss ratios, would have been as follows:

	EXPENSE	NET INVESTMENT
PERIOD ENDED	RATIO	LOSS RATIO
February 28, 2007	1.78%	(1.38)%

(7)	Amount is less than 0.005%.
(8)	Not annualized.
(9)	Annualized.

See Notes to Financial Statements

Morgan Stanley Special Growth Fund
Financial Highlights continued

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED FEBRUARY 28,
	AUGUST 31, 2011		2011		2010		2009		2008(1)		2007
	(unaudited)
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$22.80		$17.01		$10.36		$18.36		$20.55		$19.85

Income (loss) from investment operations:
Net investment loss(2)	(0.27)		(0.31)		(0.34)		(0.30)		(0.37)		(0.42)
Net realized and unrealized gain (loss)	(1.73)		6.10		6.99		(7.70)		(1.82)		1.12

Total income (loss) from investment operations	(2.00)		5.79		6.65		(8.00)		(2.19)		0.70

Less dividends from net investment income	(0.45)		—		—		—		—		—

Net asset value, end of period	$20.35		$22.80		$17.01		$10.36		$18.36		$20.55

Total Return(3)	(8.88)	%(8)	34.04%		64.19%		(43.57)%		(10.66)%		3.53%
Ratios to Average Net Assets(4):
Total expenses	3.15	%(5)(9)	2.79	%(5)	2.96	%(5)	2.77	%(5)	2.54	%(5)	2.53	%(6)
Net investment loss	(2.44)	%(5)(9)	(1.62	)%(5)	(2.25	)%(5)	(1.86	)%(5)	(1.76	)%(5)	(2.13)	%(6)
Rebate from Morgan Stanley affiliate	0.00	%(7)(9)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	—
Supplemental Data:
Net assets, end of period, in thousands	$2,604		$3,797		$5,350		$5,888		$20,675		$39,042
Portfolio turnover rate	14	%(8)	24%		29%		25%		54%		56%

(1)	For the year ended February 29.
(2)	The per share amounts were computed using an average number of shares outstanding during the period.
(3)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(4)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(5)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(6)	If the Fund had borne all of its expenses that were waived by the Adviser and Administrator, the annualized expense and net investment loss ratios, would have been as follows:

	EXPENSE	NET INVESTMENT
PERIOD ENDED	RATIO	LOSS RATIO
February 28, 2007	2.54%	(2.14)%

(7)	Amount is less than 0.005%.
(8)	Not annualized.
(9)	Annualized.

See Notes to Financial Statements

Morgan Stanley Special Growth Fund
Financial Highlights continued

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED FEBRUARY 28,
	AUGUST 31, 2011		2011		2010		2009		2008(1)		2007
	(unaudited)
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$22.80		$17.00		$10.36		$18.35		$20.54		$19.84

Income (loss) from investment operations:
Net investment loss(2)	(0.27)		(0.31)		(0.35)		(0.29)		(0.37)		(0.42)
Net realized and unrealized gain (loss)	(1.74)		6.11		6.99		(7.70)		(1.82)		1.12

Total income (loss) from investment operations	(2.01)		5.80		6.64		(7.99)		(2.19)		0.70

Less dividends from net investment income	(0.49)		—		—		—		—		—

Net asset value, end of period	$20.30		$22.80		$17.00		$10.36		$18.35		$20.54

Total Return(3)	(8.90)	%(8)	34.12%		64.09%		(43.54)%		(10.66)%		3.53%
Ratios to Average Net Assets(4):
Total expenses	3.15	%(5)(9)	2.78	%(5)	2.96	%(5)	2.77	%(5)	2.54	%(5)	2.53	%(6)
Net investment loss	(2.44)	%(5)(9)	(1.61	)%(5)	(2.25	)%(5)	(1.86	)%(5)	(1.76	)%(5)	(2.13)	%(6)
Rebate from Morgan Stanley affiliate	0.00	%(7)(9)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	—
Supplemental Data:
Net assets, end of period, in thousands	$1,905		$2,395		$2,484		$1,810		$3,842		$5,365
Portfolio turnover rate	14	%(8)	24%		29%		25%		54%		56%

(1)	For the year ended February 29.
(2)	The per share amounts were computed using an average number of shares outstanding during the period.
(3)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(4)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(5)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(6)	If the Fund had borne all of its expenses that were waived by the Adviser and Administrator, the annualized expense and net investment loss ratios, would have been as follows:

	EXPENSE	NET INVESTMENT
PERIOD ENDED	RATIO	LOSS RATIO
February 28, 2007	2.54%	(2.14)%

(7)	Amount is less than 0.005%.
(8)	Not annualized.
(9)	Annualized.

See Notes to Financial Statements

Morgan Stanley Special Growth Fund
Financial Highlights continued

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED FEBRUARY 28,
	AUGUST 31, 2011		2011		2010		2009		2008(1)		2007
	(unaudited)
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$26.09		$19.26		$11.62		$20.40		$22.61		$21.62

Income (loss) from investment operations:
Net investment loss(2)	(0.19)		(0.14)		(0.22)		(0.15)		(0.18)		(0.24)
Net realized and unrealized gain (loss)	(1.98)		6.97		7.86		(8.63)		(2.03)		1.23

Total income (loss) from investment operations	(2.17)		6.83		7.64		(8.78)		(2.21)		0.99

Less dividends from net investment income	(0.74)		—		—		—		—		—

Net asset value, end of period	$23.18		$26.09		$19.26		$11.62		$20.40		$22.61

Total Return(3)	(8.46)	%(8)	35.46%		65.75%		(43.04)%		(9.77)%		4.58%
Ratios to Average Net Assets(4):
Total expenses	2.15	%(5)(9)	1.79	%(5)	1.96	%(5)	1.77	%(5)	1.54	%(5)	1.53	%(6)
Net investment loss	(1.44)	%(5)(9)	(0.62	)%(5)	(1.25	)%(5)	(0.86	)%(5)	(0.76	)%(5)	(1.13)	%(6)
Rebate from Morgan Stanley affiliate	0.00	%(7)(9)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	—
Supplemental Data:
Net assets, end of period, in thousands	$57		$365		$304		$181		$5,078		$7,377
Portfolio turnover rate	14	%(8)	24%		29%		25%		54%		56%

(1)	For the year ended February 29.
(2)	The per share amounts were computed using an average number of shares outstanding during the period.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(5)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(6)	If the Fund had borne all of its expenses that were waived by the Adviser and Administrator, the annualized expense and net investment loss ratios, would have been as follows:

	EXPENSE	NET INVESTMENT
PERIOD ENDED	RATIO	LOSS RATIO
February 28, 2007	1.54%	(1.14)%

(7)	Amount is less than 0.005%.
(8)	Not annualized.
(9)	Annualized.

See Notes to Financial Statements

Morgan Stanley Special Growth Fund
Change in Independent Registered Public Accounting Firm (unaudited)

On June 7, 2011, Deloitte & Touche LLP were dismissed as the independent Registered Public Accounting Firm of the Fund.

The reports of Deloitte & Touche LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

On June 7, 2011, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Ernst & Young LLP as its new independent Registered Public Accounting Firm.

Morgan Stanley Special Growth Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Morgan Stanley Distribution, Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

Morgan Stanley Special Growth Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies.  In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3.	How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client

Morgan Stanley Special Growth Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4.	How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?
We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.	How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?
You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6.	How Can You Send Us an Opt-Out Instruction?
If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 869-6397 Monday-Friday between 8 a.m. and 6 p.m. (EST)

Morgan Stanley Special Growth Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•	Writing to us at the following address: Morgan Stanley Privacy Department Harborside Financial Center 201 Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

7.	What if an affiliated company becomes a nonaffiliated third party?
If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Special Notice To Residents Of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect

Morgan Stanley Special Growth Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Special Notice To Residents Of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Arthur Lev
President and Principal Executive Officer

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Services Company, Inc.
P.O. Box 219886
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

(c)  2011 Morgan Stanley

INVESTMENT MANAGEMENT
Morgan Stanley
Special Growth Fund

Semiannual
Report

August 31, 2011

SMPSAN
IU11-02104P-Y08/11

Item 2. Code of Ethics.
Not applicable for semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semiannual reports.
Item 4. Principal Accountant Fees and Services
Not applicable for semiannual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semiannual reports.
Item 6.
(a) Refer to Item 1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semiannual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports filed by closed-end funds.
Item 9. Closed-End Fund Repurchases
Applicable to reports filed by closed-end funds.
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.

Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) Code of Ethics – Not applicable for semiannual reports.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley Special Growth Fund
/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
October 20, 2011
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
October 20, 2011
/s/ Francis Smith
Francis Smith
Principal Financial Officer
October 20, 2011

3